Exhibit 99.1

HILL-ROM HOLDINGS, INC.
2021 STOCK INCENTIVE PLAN

SECTION 1. Purpose and Types of Awards

1.1 The purposes of the Hill-Rom Holdings, Inc. 2021 Stock Incentive Plan (“Plan”) are to enable Hill-Rom Holdings, Inc. (“Company”) to attract, retain and reward its employees, officers and directors, and strengthen the mutuality of interests between such persons and the Company’s shareholders by offering such persons an equity interest in the Company and thereby enabling them to participate in the long-term success and growth of the Company. Following the effectiveness of the Plan, no further awards may be granted under the Prior Plan.

1.2 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Restricted Stock Units; (v) Performance Awards, including Performance Shares, Performance Share Units, and Performance Units; (vi) Other Stock-Base Awards; and, (vii) Cash-Based Awards. Awards may be free-standing or granted in tandem. If two awards are granted in tandem, the award holder may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

SECTION 2. Definitions

“Board” shall mean the Board of Directors of the Company.

“Cash-Based Award” shall mean an award described under Section 12 of the Plan.
“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
“Cause” shall have the meaning set forth in an award holder’s employment agreement with the Company or Subsidiary or, if an award holder does not have an employment agreement with the Company or a Subsidiary that defines Cause, then Cause shall mean the Company’s good faith determination that an award holder has: (A) acted with gross neglect or willful misconduct in the discharge of the award holder’s duties and responsibilities or refused to follow or comply with the lawful direction of the Company or Subsidiary or the terms and conditions of any applicable employment agreement, providing such refusal is not based primarily on the award holder’s good faith compliance with applicable legal or ethical standards; (B) acquiesced or participated in any conduct that is dishonest, fraudulent, illegal (at the felony level), unethical, involves moral turpitude or is otherwise illegal and involves conduct that has the potential, in the Company’s reasonable opinion, to cause the Company, a Subsidiary, its officers or its directors embarrassment or ridicule; (C) violated a material requirement of any Company or Subsidiary policy or procedure, specifically including a violation of the Company's Global Code of Conduct; (D) disclosed without proper authorization any trade secrets or other confidential information; (E) engaged in any act that, in the reasonable opinion of the Company, is contrary to its best interests or would hold the Company, a Subsidiary, its officers or directors up to probable civil or criminal liability, provided that, if an award holder acts in good faith in compliance with applicable legal or ethical standards, such actions shall not be grounds for termination for Cause; or (F) engaged in such other conduct recognized at law as constituting Cause.
“Committee” shall mean the Compensation and Management Development Committee of the Board or such other committee of the Board designated by the Board to administer the Plan, or if no committee is designated, the Board. Notwithstanding the foregoing, with respect to awards to Non-Employee Directors, the Nominating/Corporate Governance Committee of the Board or such other committee of the Board designated by the Board is the Committee.

“Common Stock” shall mean the common stock of the Company, without par value.
“Company” shall mean Hill-Rom Holdings, Inc., and its successors.

“Effective Date” shall mean March 10, 2021.

“Employee” shall mean an employee of the Company or of any Subsidiary of the Company.
“Fair Market Value” of the Common Stock on any date shall mean the value determined in good faith by the Committee, by formula or otherwise, and may be based on the opening, closing, actual, high, low, or average selling prices of a share of Common Stock reported on the New York Stock Exchange or such other market or exchange on which the Company’s Common Stock is listed; provided, however, that unless the Committee determines to use a different measure, the fair market value of the Common Stock shall be the average of the high and the low sales prices of the Common Stock (on such exchange or market as is determined by the Board to be the primary market for the Common Stock) on the date in question (or if shares of Common Stock were not traded on such date, then on the next trading day on which a sale of Common Stock occurred).

“Good Reason” shall have the meaning set forth in an award holder’s change in control agreement with the Company or Subsidiary or, if the award holder does not have a change in control agreement with the Company or Subsidiary that defines Good Reason, then Good Reason shall mean the occurrence, without the award holder’s consent, of any of the following acts by the Company or Subsidiary, or failures by the Company or Subsidiary to act (each a “Good Reason Condition”), provided the award holder provides written notice to the Company of the occurrence of the Good Reason Condition within ten (10) business days after the award holder has knowledge of it; the Company or Subsidiary fails to notify the award holder of the Company’s or Subsidiary’s intended method of correction within thirty (30) business days after the Company or Subsidiary receives the award holder’s notice, or the Company or Subsidiary fails to correct the Good Reason Condition within thirty (30) business days after such notice; and the award holder resigns within ten (10) business days after the end of the 30-business-day period after the award holder’s notice: (A) a material diminution in the award holder’s duties; (B) a material reduction in the amount of the award holder’s base salary or the discontinuation or material reduction of the award holder’s participation at the same level of eligibility as compared to other peer employees in any incentive compensation, subject to the award holder’s understanding that such reduction(s) shall be permissible if the change applies in a similar way to other peer level employees; or (C) the relocation of the Company’s principal executive offices or the award holder’s place of work to a location requiring a change of more than fifty (50) miles in the award holder’s daily commute.

“Incentive Option” shall mean a Stock Option granted under Section 7 of the Plan which both is designated as an Incentive Option and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

“Non-Employee Director” shall mean a director of the Company or a Subsidiary who is not employed by the Company or any of its Subsidiaries.

“Non-Qualified Option” shall mean a Stock Option granted under Section 7 of the Plan, which either is designated as a Non-Qualified Option or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Optionee” shall mean any person who has been granted a Stock Option under the Plan or who is otherwise entitled to exercise a Stock Option.

“Option Period” shall mean, with respect to any portion of a Stock Option, the period after such portion has become exercisable and before it has expired or terminated.

“Other Stock-Based Award” shall mean an award described under Section 11 of the Plan.

“Performance Award” shall mean an award described under Section 10 of the Plan.

“Performance Share” shall mean a type of Performance Award described under Section 10 of the Plan.

“Performance Share Unit” shall mean a type of Performance Award described under Section 10 of the Plan.

“Performance Unit” shall mean a type of Performance Award described under Section 10 of the Plan.

“Plan” shall mean the Hill-Rom Holdings, Inc. 2021 Stock Incentive Plan, as amended and restated from time to time.

“Prior Plan” shall mean the Amended and Restated Hill-Rom Holdings, Inc. Stock Incentive Plan, as amended.

“Relationship” shall mean the status of employee, officer, director or Third Party Service Provider of the Company or any Subsidiary of the Company.

“Restricted Stock” shall mean an award described in Section 9 of the Plan.

“Restricted Stock Unit” shall mean an award described under Section 9 of the Plan.

“Stock Appreciation Right” shall mean an award described in Section 8 of the Plan.

“Stock Option” shall mean an Incentive Option or a Non-Qualified Option, as described in Section 7 and, unless the context requires otherwise, shall include Director Options.

“Subsidiary” shall mean any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than 50% of the ownership interests.

“Third Party Service Provider” shall mean any consultant, agent, advisor, or independent contractor who renders service to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 3. Administration

3.1 The Plan shall be administered by the Committee; however, only the Board shall have authority to grant awards to Non-Employee Directors. All awards granted to Non-Employee Directors shall be administered by the Nominating/Corporate Governance Committee of the Board.

3.2 The Committee shall have the following authority and discretion with respect to awards under the Plan: to grant (except as provided in Section 3.1 with respect to the grant of awards to Non-Employee Directors) and amend (provided however that no amendment shall impair the rights of the award holder without his or her written consent) awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all factual and other determinations necessary or advisable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority and discretion:

(a) to select the persons to whom awards will be granted from among those eligible, provided that for Non-Employee Directors, the Board shall make such determination;

(b) to determine, including, but not limited to, by formula or otherwise, the number of shares of Common Stock to be covered by each award granted hereunder subject to the limitations contained herein, provided that for Non-Employee Directors, the Board shall make such determination;

(c) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such continued employment, performance objectives and such other factors as the Committee may establish, and to determine whether the terms and conditions of the award have been satisfied;

(d) to determine the treatment of awards upon an Employee’s retirement, disability, death, termination for cause or other termination of employment, or during a leave of absence or upon a Non-Employee Director’s termination of Relationship as allowed by law;

(e) to determine that the award holder has no rights with respect to any dividends declared with respect to any shares covered by an award or that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be deferred and deemed to be reinvested or (ii) will otherwise be credited to the award holder;

(f) to determine whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an award holder, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

(g) subject to Section 14 of the Plan, to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent;

(h) subject to Section 14 of the Plan, after considering any accounting impact to the Company and only upon the death, disability, or retirement of an Optionee, to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans or agreements;

(i) to determine, pursuant to a formula or otherwise, the Fair Market Value of the Common Stock on a given date;

(j) to adopt one or more sub-plans, consistent with the Plan, containing such provisions as may be necessary or desirable to enable awards under the Plan to comply with the laws of other jurisdictions and/or qualify for preferred tax treatment under such laws; in carrying out this authority, the Committee, in its sole discretion, shall have the power and authority to:

(i) Determine which Subsidiaries shall be covered by this Plan or a sub-plan;

(ii) Determine which Employees, Non-Employee Directors and/or Third Party Service Providers outside the United States of America are eligible to participate in this Plan or any sub-plan;

(iii) Modify the terms and conditions of any award granted to Employees, Non-Employee Directors and/or Third Party Service Providers outside the United States of America to comply with applicable foreign laws;

(iv) Establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable;

(v) Take any action, before or after an award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals; and,

(vi) Notwithstanding the above, the Committee may not take any actions hereunder, and no awards shall be granted, that would violate applicable law.

(l) to delegate such administrative duties as it may deem advisable to one or more of its members or to one or more Employees or agents; and,

(m) to delegate to one or more of the Company’s senior executives the abilities to: (1) designate Employees to be recipients of Awards, but not Employees subject to Section 16 of the Securities and exchange Act of 1934, and (2) determine the size, including, but not limited to, by formula or otherwise, of any such Awards; provided, however, that the resolution delegating such power shall specify the total number of shares of Common Stock or Awards such Employee(s) may grant, and the Employee(s) periodically report to the Committee regarding the nature and scope of the shares of Common Stock or Awards granted pursuant to the authority delegated.

3.3 The Committee shall have the right to designate awards as “Performance Awards.” The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives established by the Committee based on one or more performance criteria, including, but not limited to, the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit and which the Committee may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies: sales, operating profits, operating profits before taxes, operating profits before interest expense and taxes, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, market share, stock price, economic value added, and market value added.

3.4 All determinations and interpretations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and award holders. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

3.5 The Committee shall act by a majority of its members at a meeting (present in person or by conference telephone) or by majority written consent.

3.6 No member of the Board or the Committee, nor any officer or Employee of the Company or its Subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and the Committee and all such officers and Employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan.

SECTION 4. Stock Subject to Plan

4.1 Subject to adjustment as provided in Section 4.4, on and after the Effective Date, the aggregate number of shares of Common Stock that may be issued under the Plan shall be 3,000,000 plus any shares of Common Stock subject to outstanding awards under the Prior Plan as of the Effective Date that are forfeited or settled for cash (together, the “Share Authorization”). Such shares may consist of authorized but unissued shares or shares that have been issued and reacquired by the Company. The exercise of a Stock Appreciation Right for cash or the payment of any award in cash shall not count against this share limit.

4.2 To the extent a Stock Option is surrendered for cash or terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, up to the applicable minimum statutory tax rate(s), shall not count against the Share Authorization set forth in Section 4.1. To the extent a Share of Common Stock that was counted toward the Five Percent Carve-Out detailed in Section 6 is added back to the Share Authorization in accordance with this Section 4.2, then such Share of Common Stock shall also be added back to and be available for grant pursuant to the Five Percent Carve-Out once again.

4.3 The maximum number of shares of Common Stock that may be issued pursuant to ISOs granted under this Plan shall be 3,000,000 shares of Common Stock, subject to adjustment as provided in Section 4.4.

4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the Plan, then the Board shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, and (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year. In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock subject to an outstanding award, the number and kind of shares of Common Stock or other securities which are subject to this Plan or subject to any awards theretofore granted, and the exercise prices, shall be appropriately and equitably adjusted by the Board so as to maintain the proportionate number of shares or other securities without changing the aggregate exercise price, if any.

In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may, after considering any accounting impact to the Company, take such action as it in its discretion deems appropriate to (i) accelerate the time when awards vest and/or may be exercised and/or may be paid, (ii) cash out outstanding Stock Options and/or other awards at or immediately prior to the date of such event, (iii) provide for the assumption of outstanding Stock Options or other awards by surviving, successor or transferee corporations, (iv) provide that in lieu of shares of Common Stock of Company, the award recipient shall be entitled to receive the consideration he would have received in such transaction in exchange for such shares of Common Stock (or the Fair Market Value thereof in cash), and/or (v) provide that Stock Options shall be exercisable for a period of at least 10 business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised Stock Options shall terminate.

The Board’s determination as to which adjustments shall be made under this Section 4.4 and the extent thereof shall be final, binding and conclusive.

4.5 No fractional shares shall be issued or delivered under the Plan. The Committee shall determine whether the value of fractional shares shall be paid in cash or other property, or whether such fractional shares and any rights thereto shall be cancelled without payment.

SECTION 5. Eligibility and Plan Participation

5.1 The persons who are eligible for awards under Sections 7, 8, 9, 10, 11 and 12 of the Plan are Employees, officers, directors of, and Third Party Service Providers to the Company or any Subsidiary of the Company. In addition, awards under such Sections may be granted to prospective Employees, officers, or directors but such awards shall not become effective until the recipient’s commencement of employment or service with the Company or a Subsidiary. Incentive Options may be granted only to Employees and prospective Employees. Award recipients under the Plan shall be approved from time to time by the Committee, in its sole discretion, from among those eligible.

5.2 Non-Employee Directors shall be granted awards under Section 15 in addition to any awards which may be granted to them under other Sections of the Plan.

SECTION 6. Minimum Vesting

Except with respect to a maximum of five percent (5%) of the Share Authorization (“Five Percent Carve-Out”), all awards that are to be settled by the issuance of shares of Common Stock shall provide for a vesting period of at least twelve (12) months. Notwithstanding the foregoing, the Committee may permit the acceleration of vesting of an award that is to be settled by the issuance of shares of Common Stock in the event of death, disability, retirement, Change in Control, or a reduction in force.

SECTION 7. Stock Options

7.1 The Stock Options awarded to eligible persons under the Plan may be of two types: (i) Incentive Options and (ii) Non‑Qualified Options. To the extent that any Stock Option granted to an Employee does not qualify as an Incentive Option, it shall constitute a Non‑Qualified Option. All Stock Options awarded to persons who are not Employees shall be Non‑Qualified Options.

7.2 Subject to the following provisions, Stock Options awarded under Section 7 of the Plan shall be in such form and shall have such terms and conditions as the Committee may determine.

(a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and may not be less than the Fair Market Value of the Common Stock on the date of the award of the Stock Option (or, with respect to awards to prospective Employees, on the first date of employment).

(b) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that the term shall not be greater than ten (10) years.

(c) Exercisability. Stock Options shall be exercisable and shall vest at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may impose different schedules for exercisability and vesting. After considering any accounting impact to the Company and only upon the death, disability, or retirement of an Optionee, the Committee may waive any exercise or vesting provisions or accelerate the exercisability or vesting of the Stock Option at any time in whole or in part.

(d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery (either by actual delivery of the shares or by providing an affidavit affirming ownership of the shares) of shares of Common Stock already owned by the Optionee for at least six months, (iii) broker-assisted “cashless exercise” in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the total option price and any withholding tax obligation resulting from such exercise, (iv) any other manner permitted by law, or (v) any combination of the foregoing.

(e) No Shareholder Rights. An Optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the Optionee has duly exercised the Stock Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

(f) Termination of Employment or Relationship. Following the termination of an Optionee’s employment or other Relationship with the Company or its Subsidiaries, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions which may vary based on the nature of and reason for the termination. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 7.2(b), a Non-Qualified Option which is outstanding on the date of an Optionee’s death shall remain outstanding for an additional period after the date of such death. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment or other Relationship.

(g) Non-transferability. Unless otherwise provided by the Committee, (i) Stock Options shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and (ii) during the Optionee’s lifetime, all Stock Options shall be exercisable only by such Optionee. The Committee, in its sole discretion, may permit Stock Options to be transferred to such other transferees and on such terms and conditions as may be determined by the Committee; provided, however, no Stock Option may be transferred for value (as defined in the General Instructions to Form S-8).

(h) Surrender Rights. The Committee may, after considering any accounting impact to the Company, provide that Stock Options may be surrendered for cash upon any terms and conditions set by the Committee.

7.3 Notwithstanding the provisions of Section 7.2, Incentive Options shall be subject to the following additional restrictions:

(a) Option Term. No Incentive Option shall be exercisable more than ten years after the date such Incentive Stock Option is awarded.

(b) Additional Limitations for 10% Shareholders. No Incentive Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (i) have an option price which is less than 110% of the Fair Market Value of the Common Stock on the date of award of the Incentive Option or (ii) be exercisable more than five years after the date such Incentive Option is awarded.

(c) Exercisability. The aggregate Fair Market Value (determined as of the time the Incentive Option is granted) of the shares with respect to which Incentive Options (granted under the Plan and any other plans of the Company, its parent corporation or subsidiary corporations, as defined in Section 424 of the Code) are exercisable for the first time by an Optionee in any calendar year shall not exceed $100,000.

(d) Notice of Disqualifying Disposition. An Optionee’s right to exercise an Incentive Option shall be subject to the Optionee’s agreement to notify the Company of any “disqualifying disposition” (for purposes of Section 422 of the Code) of the shares acquired upon such exercise.

(e) Non-transferability. Incentive Options shall not be transferable by the Optionee, other than by will or by the laws of descent and distribution. During the Optionee’s lifetime, all Incentive Options shall be exercisable only by such Optionee.

(f) Last Grant Date. No Incentive Option shall be granted more than ten years after the earlier of the date of adoption of the Plan by the Board or approval of the Plan by the Company’s shareholders.

The Committee may, with the consent of the Optionee, amend an Incentive Option in a manner that would cause loss of Incentive Option status, provided the Stock Option as so amended satisfies the requirements of Section 7.2.

7.4 In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Stock Options in substitution for any options or other stock awards or stock-based awards granted by such entity or an affiliate thereof. Such substitute Stock Options may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Stock Options contained in other provisions of this Section 7.

SECTION 8. Stock Appreciation Rights

8.1 A Stock Appreciation Right shall entitle the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the day such Stock Appreciation Right was granted. The grant shall specify the number of shares of Common Stock as to which the Stock Appreciation Right is granted. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine; provided, however, that the maximum term for a Stock Appreciation Right shall be ten (10) years from the date of grant.

8.2 The Committee may provide that a Stock Appreciation Right may be exercised only within the 60‑day period following occurrence of a Change in Control (as defined in Section 17.3) (such Stock Appreciation Right being referred to herein as a “Limited Stock Appreciation Right”). The Committee may also provide that in the event of a Change in Control the amount to be paid upon exercise of a Stock Appreciation Right shall be based on the Change in Control Price (as defined in Section 17.4).

8.3 After considering any accounting impact to the Company and only upon the death, disability, or retirement of an Optionee, the Committee may waive any exercise or vesting provisions or accelerate the exercisability or vesting of a Stock Appreciation Right at any time in whole or in part.

SECTION 9. Restricted Stock and Restricted Stock Units

Subject to the following provisions, all awards of Restricted Stock and Restricted Stock Units shall be in such form and shall have such terms and conditions as the Committee may determine:

(a) A Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

(b) A Restricted Stock Unit award shall specify the number of shares of Common Stock to be paid out upon or after vesting, the price, if any, to be paid by the recipient of the Restricted Stock Unit and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock Unit will vest. The grant and/or vesting of a Restricted Stock Unit may be conditioned upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

(b) Stock certificates representing the Restricted Stock awarded under the Plan shall be registered in the award holder’s name, but the Committee may direct that such certificates be held by the Company on behalf of the award holder. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the award holder until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the award holder (or his or her designated beneficiary in the event of death), free of all restrictions.
(c) Restricted Stock Units shall be paid in shares of Common Stock, cash, or a combination of cash and shares of Common Stock as the Committee in its sole discretion shall determine. If to be paid in shares of Common Stock, then such shares shall be paid out to the award holder as specified in the Restricted Stock Unit award agreement. Until such shares are paid out, the award holder shall have no right or authority to such shares of Common Stock nor the ability to vote the shares of Common Stock that may ultimately be paid out under such Restricted Stock Unit.

(d) The Committee may provide that the award holder shall have the right to vote and/or receive dividends on Restricted Stock. The Committee may provide that the award holder shall have the right to receive dividend equivalents on Restricted Stock Units. Unless the Committee provides otherwise, Common Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

(e) Except as may be provided by the Committee, in the event of an award holder’s termination of employment or other Relationship before all of his or her

Restricted Stock or Restricted Stock Unit has vested, or in the event any conditions to the vesting of Restricted Stock or Restricted Stock Unit have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock or Restricted Stock Unit which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the award holder shall be returned to the award holder or (ii) a cash payment equal to the Restricted Stock’s or Restricted Stock Unit’s Fair Market Value on the date of forfeiture, if lower, shall be paid to the award holder.

(f) Upon the death, disability, or retirement of a Restricted Stock or Restricted Stock Unit holder, the Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the award holder’s Restricted Stock or Restricted Stock Units.

SECTION 10. Performance-Based Awards

10.1 Subject to the terms and provisions of the Plan, the Committee may grant Performance Awards, including in the form of Performance Shares, Performance Share Units and/or Performance Units, to eligible individuals in such amounts and upon such terms as the Committee shall determine.

10.2 Each Performance Share and each Performance Share Unit shall have an initial value equal to the Fair Market Value of a share of Common Stock on the date of award. Each Performance Unit shall have an initial value that is established by the Committee at the time of award. The Committee shall set performance goal(s) in its discretion, which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares, Performance Share Units and/or Performance Units that will be paid out to the award holder.

10.3 Subject to the terms of this Plan, after the applicable performance period has ended, the holder of Performance Awards, Performance Shares, Performance Share Units and/or Performance Units shall be entitled to receive a payout on the value and number of Performance Awards, Performance Shares, Performance Share Units and/or Performance Units earned by the award holder over the performance period, to be determined as a function of the extent to which the corresponding performance goal(s) have been achieved.

10.4 Payment of earned Performance Awards, Performance Shares, Performance Share Units and/or Performance Units shall be as determined by the Committee and as evidenced in the award agreement.

SECTION 11. Other Stock-Based Awards

11.1 The Committee may grant eligible individuals other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) in such amounts and subject to such terms and conditions, as the Committee shall determine (“Other Stock-Based Awards”). Such Other Stock-Based Awards may involve the transfer of actual shares of Common Stock to award holders, or payment in cash or otherwise of amounts based on the value of shares of Common

Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States of America.

11.2 Each Other Stock-Based Award shall be expressed in terms of shares of Common Stock or units based on shares of Common Stock, as determined by the Committee. The Committee may establish one or more performance goals in its discretion, upon which vesting or payment of the Other Stock-Based Award shall depend. If the Committee establishes one or more performance goals for an Other Stock-Based Award, the number and/or value of the Other Stock-Based Award that will be paid out to the award holder will depend on the extent to which any performance goals have been achieved.

11.3 Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the award, in cash or shares of Common Stock as the Committee determines. The Company may pay earned Other Stock-Based Awards in the form of cash or in shares of Common Stock (or in any combination thereof) equal to the value of the earned award at the close of the applicable performance period, if any, but no later than the fifteenth (15th) day of the third month after the year in which the performance period ended, the award vests (unless a valid deferral election has been made), or the date the payment was otherwise scheduled to be made.

SECTION 12. Cash-Based Awards

12.1 The Committee may grant eligible individuals Cash-Based Awards in such amounts and subject to such terms and conditions, as the Committee shall determine.

12.2 Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. The Committee may establish one or more performance goals in its discretion, upon which vesting or payment of the Cash-Based Award shall depend. If the Committee establishes one or more performance goals for a Cash-Based Award, the value that will be paid out to the award holder will depend on the extent to which any performance goals have been achieved.

12.3 Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the award, in cash or shares of Common Stock as the Committee determines. The Company may pay earned Cash-Based Awards in the form of cash or in shares of Common Stock (or in any combination thereof) equal to the value of the earned award at the close of the applicable performance period, if any, but no later than the fifteenth (15th) day of the third month after the year in which the performance period ended, the award vests (unless a valid deferral election has been made), or the date the payment was otherwise scheduled to be made.
SECTION 13. Dividends and Dividend Equivalents

Any award holder selected by the Committee may be granted dividend equivalents based on the dividends declared on shares of Common Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the award is granted and the date the award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

Notwithstanding the foregoing, dividend equivalents shall accrue and only be paid out to the extent an award vests. Under no circumstances may dividends or dividend equivalents be granted with respect to a Stock Option or Stock Appreciation Right.

SECTION 14. Repricing Prohibition

Except as provided in Section 4.4 of the Plan, without the prior approval of the Company's shareholders, (a) the exercise price of any Stock Option or the grant price of any Stock Appreciation Right shall not be reduced following the date of its grant, (b) no Stock Option or Stock Appreciation Right may be cancelled and replaced with a new Stock Option or Stock Appreciation Right with a lower exercise price or grant price where the economic effect would be the same as reducing the exercise price or grant price of the cancelled Option or Stock Appreciation Right, and (c) no cash payment may be made in substitution for or upon cancellation of a Stock Option or Stock Appreciation Right previously granted if the exercise price or grant price is more than the Fair Market Value of a share of Common Stock.

SECTION 15. Non-Employee Director Awards

15.1 The Board shall have the discretion to determine the number and types of awards to be granted to Non-Employee Directors and the terms of such awards, including but not limited to the exercisability and the effect of a director's termination of service.

15.2 The maximum number of shares of Common Stock subject to awards granted under the Plan during any one fiscal year to any one Non-Employee Director, taken together with any cash fees paid or shares of Common Stock otherwise granted by the Company to such Non-Employee Director during such fiscal year for service as a non-employee director, will not exceed the following in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes): (i) seven hundred fifty thousand dollars ($750,000) for each Non-Employee Director, and (ii) an additional seven hundred fifty thousand dollars ($750,000) for the Non-Employee Director designated as independent chairman of the board or as lead independent director, in each such case including the value of any awards in shares of Common Stock that are received in lieu of all or a portion of any annual board chair, committee chair, or lead independent director cash retainers or similar cash-based payments and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any awards granted in a previous year.

SECTION 16. Tax Withholding

16.1 Each award holder shall, no later than the date as of which an amount with respect to an award first becomes includible in such person’s gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct the amount of any required tax withholdings from any such taxes from any payment of any kind otherwise due to the award holder.

16.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an Employee may elect to have the amount of any required tax withholdings with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Common Stock already owned by the Employee for at least six months. Alternatively, the Committee may require that a portion of the shares of Common Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award. In no event will the fair market value of the Common Stock to be withheld and delivered pursuant to this Section 16 exceed the minimum amount required to be withheld, unless (i) an additional amount can be withheld and not result in adverse accounting consequences and (ii) such additional withholding amount is authorized by the Committee.

SECTION 17. Change in Control

17.1 In the event of a Change in Control, unless otherwise determined by the Committee as provided in Section 17.2:

(a) all outstanding Stock Options and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

(b) the restrictions and vesting conditions applicable to any other outstanding awards under the Plan that are not Performance Awards shall lapse and such shares and awards shall be deemed fully vested;

(c) the restrictions and vesting conditions applicable to any Performance Awards under the Plan shall lapse and deemed satisfied based on the greater of the target or actual level of performance achieved as of the date of the Change in Control with respect to any performance goals established for such Performance Awards and such Performance Awards be deemed fully vested;

(d) the Committee may, in its sole discretion, accelerate the payment date of any awards; and

(e) to the extent the cash payment of any award is based on the Fair Market Value of Common Stock, such Fair Market Value shall be the Change in Control Price.

17.2 Notwithstanding Section 17.1, no cancellation, termination, acceleration of exercisability or vesting, lapse of any restrict period or settlement or other payment shall occur with respect to any outstanding award, if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding awards shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted award being referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(a) be based on shares of common stock that are traded on an established U.S. securities market;

(b) provide the award holder with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c) have substantially equivalent economic value to such award (determined at the time of the Change in Control); and

(d) have terms and conditions which provide that in the event that the award holder suffers an involuntary termination other than for Cause or terminates employment for Good Reason within two (2) years following the Change in Control any conditions on the award holder’s rights under, or any restrictions on transfer or exercisability applicable to, each such award held by the award holder shall be waived or shall lapse, as the case may be.

17.3 A “Change in Control” shall be deemed to occur on:
(a) the date that any person, corporation, partnership, syndicate, trust, estate or other group acting with a view to the acquisition, holding or disposition of securities of the Company, becomes, directly or. indirectly, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 ("Beneficial Owner"), of securities of the Company representing 35% or more of the voting power of all securities of the Company having the right under ordinary circumstances to vote at an election of the Board ("Voting Securities"), other than by reason of (1) the acquisition of securities of the Company by the Company or any of its Subsidiaries or any employee benefit plan of the Company or any of its Subsidiaries, or (2) the acquisition of securities of the Company directly from the Company;
(b) the consummation of a merger or consolidation of the Company with another corporation unless:

(i) the shareholders of the Company, immediately prior to the merger or consolidation, beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of the voting power of all securities of the corporation surviving the merger or consolidation having the right under ordinary circumstances to vote at an election of directors in substantially the same proportions as their ownership, immediately prior to such merger or consolidation, of Voting Securities of the Company;
(ii) no person, corporation, partnership, syndicate, trust, estate or other group beneficially owns, directly or indirectly, 35% or more of the voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation except to the extent that such ownership existed prior to such merger or consolidation; and

(iii) the members of the Company's Board, immediately prior to the merger or consolidation, constitute, immediately after the merger or consolidation, a majority of the board of directors of the corporation issuing cash or securities in the merger;

(c) the date on which a majority of the members of the Board consist of persons other than current directors (which term shall mean any member of the Board on the date hereof and any member whose nomination or election has been approved by a majority of current directors then on the Board);

(d) the consummation of a sale or other disposition of all or substantially all of the assets of the Company; or

(e) the date of approval of the shareholders of the Company of a plan of complete liquidation of the Company.

17.4 “Change in Control Price” means the highest price per share of Common Stock paid in any transaction reported on any national market or securities exchange where the Common Stock is traded, or paid or offered in any transaction related to a Change in Control at any time during the 90‑day period ending with the Change in Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Options, the Change in Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 18. General Provisions

18.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock, is necessary or desirable in order to satisfy any legal requirements, or (iv) the issuance, sale or delivery of any shares of Common Stock is or may in the circumstances be unlawful under the laws or regulations of any applicable jurisdiction, the right to exercise such Stock Option shall be suspended, such award shall not be granted and such shares will not be issued, sold or delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee, and the Committee determines that the issuance, sale or delivery of the shares is lawful. The application of this Section shall not extend the term of any Stock Option or other award. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws or to compensate the award holder for any loss caused by the implementation of this Section 18.1.

18.2 The Committee may provide, at the time of grant or by amendment with the award holder’s consent, that an award and/or Common Stock acquired under the Plan shall be forfeited, including after exercise or vesting, if within a specified period of time the award holder engages in any of the conduct described below (“Disqualifying Conduct”). Disqualifying

Conduct shall mean (i) the award holder’s performance of service for a competitor of the Company and/or its Subsidiaries, including service as an employee, director, or consultant, or the establishing by the award holder of a business which competes with the Company and/or its Subsidiaries, (ii) the award holder’s solicitation of employees or customers of the Company and/or its Subsidiaries (iii) the award holder’s improper use or disclosure of confidential information of the Company and/or its Subsidiaries or (iv) violation of a material provision of the Company’s Global Code of Conduct (including, without limitation, the Anti-Harassment Provision) by the award holder, as determined by the Committee. Furthermore, to the extent applicable to an award holder, awards under this Plan shall be subject to the Company’s Executive Compensation Clawback Policy, as in effect from time to time.

18.3 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

18.4 Nothing in the Plan nor in any award hereunder shall confer upon any award holder any right to continuation of his or her employment by or other Relationship with the Company or its Subsidiaries, or interfere in any way with the rights of any such company to terminate such employment or other Relationship.

18.5 Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and an award recipient, and no award recipient will, by participation in the Plan, acquire any right in any specific Company property, including any property the Company may set aside in connection with the Plan. To the extent that any award recipient acquires a right to receive payments from the Company or any Subsidiary pursuant to an award, such right shall not be greater than the right of an unsecured general creditor of the Company or its Subsidiaries.

18.6 Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

18.7 The Plan and all awards hereunder shall be governed by the laws of the State of Indiana without giving effect to conflict of laws principles.

18.8 Notwithstanding anything in this Plan or the terms and conditions of any award to the contrary, nothing in this Plan or in any award terms and conditions prevents a Plan participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Plan participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Securities Exchange Act of 1934.

SECTION 19. Compliance with Section 409A of the Code.

19.1 To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the Plan participants. This Plan and any grants made hereunder will be administered in a manner consistent with this intent. Any reference in this Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service.

19.2 Neither a Plan participant nor any of a Plan participant’s creditors or beneficiaries will have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under this Plan and grants hereunder to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to a Plan participant or for a Plan participant’s benefit under this Plan and grants hereunder may not be reduced by, or offset against, any amount owed by a Plan participant to the Company or any of its Subsidiaries.

19.3 If, at the time of a Plan participant’s separation from service (within the meaning of Section 409A of the Code), (i) the Plan participant will be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (ii) the Company makes a good faith determination that an amount payable hereunder constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it, without interest, on the tenth business day of the seventh month after such separation from service.

19.4 Solely with respect to any award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time and form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for any purpose in respect of such award.

19.5 Notwithstanding any provision of this Plan and grants hereunder to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to this Plan and grants hereunder as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Plan participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a Plan participant or for a Plan participant’s account in connection with this Plan and grants hereunder (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Plan participant harmless from any or all of such taxes or penalties.

SECTION 20. Amendments and Termination

20.1 The Plan shall be of a ten (10) year duration. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder’s written consent. Amendments may be made without shareholder approval except as required to satisfy applicable laws or regulations or the requirements of any stock exchange or market on which the Common Stock is listed or traded.

20.2 The Committee may amend the terms of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

SECTION 21. Share-Based Awards in Substitution for Awards Granted by Another Company.

Notwithstanding anything in this Plan to the contrary:

21.1 Awards may be granted under this Plan in substitution for or in conversion of, or in connection with an assumption of, stock options, stock appreciation rights, restricted stock, restricted stock units or other share or share-based awards held by awardees of an entity engaging in a corporate transaction, including acquisition or merger transactions, with the Company or any Subsidiary. Any conversion, substitution or assumption will be effective as of the close of the transaction, and, to the extent applicable, will be conducted in a manner that complies with Section 409A of the Code. The awards so granted may reflect the original terms of the awards being assumed or substituted or converted for and need not comply with other specific terms of this Plan, and may account for Common Stock substituted for the securities covered by the original awards and the number of shares subject to the original awards, as well as any exercise or purchase prices applicable to the original awards, adjusted to account for differences in stock prices in connection with the transaction.

21.2 In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary merges has shares available under a pre-existing plan previously approved by shareholders and not adopted in contemplation of such acquisition or merger, the shares available for grant pursuant to the terms of such plan (as adjusted, to the extent appropriate, to reflect such acquisition or merger) may be used for awards made after such acquisition or merger under this Plan; provided, however, that awards using such available shares may not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or merger, and may only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or merger.
21.3 Any Common Stock that is issued or transferred by, or that is subject to any awards that are granted by, or become obligations of, the Company under Sections 21.1 or 21.2 of this Plan will not reduce the shares of Common Stock available for issuance or transfer under this Plan or otherwise count against the limits contained in Section 4 of this Plan, except as otherwise provided in this Plan. In addition, no shares of Common Stock subject to an award that is granted by, or becomes an obligation of, the Company under Sections 21.1 or 21.2 of this

Plan, will be added to the aggregate limit or Share Authorization contained in Section 4 of this Plan.

SECTION 22. Effective Date of Plan

The Plan is effective March 10, 2021.